UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 6, 2005
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices)                (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          On January 11, 2005, The Ryland Group, Inc. (the “Company”) sold $250 million aggregate principal amount of its 5-3/8% Senior Notes Due 2015 (the “Notes”). The Company received net proceeds of approximately $247.27 million from this offering, before offering expenses. The Company expects to use these proceeds for general corporate purposes.

          The Company will pay interest on the Notes on January 15 and July 15 of each year, commencing on July 15, 2005. The Notes will mature on January 15, 2015. The Company may redeem some or all of the Notes at any time and from time to time under the terms provided in the indenture and supplemental indenture described below. The Notes are fully and unconditionally guaranteed, jointly and severally, by the Guarantors (defined below).

          The Notes were issued under an indenture with JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), dated June 28, 1996 (the “Indenture”), as supplemented by that certain Second Supplemental Indenture, dated as of January 11, 2005 (the “Supplemental Indenture”), by and among the Company, substantially all of the Company’s wholly owned homebuilding subsidiaries (the “Guarantors”), and the Trustee.

          The underwriting agreement and terms agreement under which the Company sold the Notes, the form of the Notes and Guarantee, the Indenture and the Supplemental Indenture under which the Notes were issued, are all filed or incorporated by reference as exhibits to this report.

Item 9.01.	Financial Statements and Exhibits.

          (c) Exhibits.

1.1	Amended and Restated Underwriting Agreement Basic Provisions dated January 6, 2005.

1.2	Terms Agreement dated January 6, 2005, among the Company and the Underwriters named therein.

4.1	Indenture dated June 28, 1996, between the Company and JPMorgan Chase Bank, as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May 15, 1996).

4.2	Second Supplemental Indenture dated as of January 11, 2005 by and among the Registrant, the Guarantors and JPMorgan Chase Bank, National Association, as trustee.

4.3	Form of 5-3/8 % Senior Notes due 2015.

4.4	Form of Guarantee of 5-3/8% Senior Notes due 2015.

25.1	Statement of Eligibility of JPMorgan Chase Bank, National Association, to act as trustee under the Indenture (incorporated by reference to Form S-3 (Nos. 333-121469, 333-113756 and 333-100167)).

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: January 11, 2005	By:	/s/ Timothy J. Geckle

		Name:	Timothy J. Geckle
		Title:	Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Amended and Restated Underwriting Agreement Basic Provisions dated January 6, 2005.

1.2	Terms Agreement dated January 6, 2005, among the Company and the Underwriters named therein.

4.1	Indenture dated June 28, 1996, between the Company and JPMorgan Chase Bank, as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May 15, 1996).

4.2	Second Supplemental Indenture dated as of January 11, 2005 by and among the Registrant, the Guarantors and JPMorgan Chase Bank, National Association, as trustee.

4.3	Form of 5-3/8 % Senior Notes due 2015.

4.4	Form of Guarantee of 5-3/8% Senior Notes due 2015

25.1	Statement of Eligibility of JPMorgan Chase Bank, National Assocation, to act as trustee under the Indenture (incorporated by reference to Form S-3 (Nos. 333-121469, 333-113756 and 333-100167)).